SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

Option Exercise and Departure of Executive Officer
On September 22, 2011 the Company's President, left the Company. On October 21, 2011, the officer elected to exercise 1,050,000 options of the 1,225,974 options held, on a cashless basis. These options were originally granted on August 18, 2008. The Company issued 210,161 shares to the former officer after reduction for the payment of the exercise price and payment of withholding taxes. The remaining options granted to the officer subsequently expired.

The Company recorded, on September 30, 2011, $379,073 of officer compensation and certain additional benefits based on the officer's employment agreement and an agreement executed by the parties upon the officer's departure. The liability was reflected in accrued expenses at September 30, 2011. Certain amounts were paid at signing and the severance compensation is being paid over twelve months. Reimbursement for medical insurance is being paid over 18 months.

Legal Proceedings
On November 1, 2011, Visual Connections, Inc. filed suit against MedPro in federal district court alleging breach of contract, unjust enrichment/constructive trust, and interest. Visual Connections claims that under the terms of the agreements pursuant to which MedPro acquired the intellectual property underlying three medical devices from Visual Connections, Visual Connections is entitled to receive royalty payments on the principal amount of the 14% Senior Notes due 2016 that a wholly owned subsidiary of MedPro issued to institutional investors in September and October 2010. Visual Connections, Inc. v. MedPro Safety Products, Inc., Case No. 5:11-cv-00354-JBC (E.D Ky.). MedPro believes the claim that it owes royalty payments on the proceeds of long-term debt is without merit, and intends to contest the matter vigorously.